Exhibit 99.1

EMPLOYERS℠

America's small business insurance specialist.℠

EIG
LISTED
NYSE

KBW

Annual Insurance Conference

September 5, 2007

EMPLOYERS℠
America's small business insurance specialist.℠

EIG LISTED NYSE

Safe Harbor Disclosure

This slide presentation is for informational purposes only.  It should be read in conjunction with our Form 10-K for the year 2006, our Form
10-Q for the second quarter 2007 and our Form 8-Ks filed with the Securities and Exchange Commission (SEC) and available in the
“Investor Relations” section of our website at www.employers.com.

Non-GAAP Financial Measures

In presenting Employers Holdings, Inc.’s (EMPLOYERSSM) results, management has included and discussed certain non-GAAP financial measures, as defined in Regulation G.  Management believes these non-GAAP measures better explain EMPLOYERS results allowing for a more complete understanding of underlying trends in our business.  These measures should not be viewed as a substitute for those determined in accordance with GAAP.  The reconciliation of these measures to their most comparable GAAP financial measures is included in this presentation or in our Form 10-K for the year 2006, our Form 10-Q for the second quarter 2007 and our Form 8-Ks filed with the
Securities and Exchange Commission (SEC) and available in the “Investor Relations” section of our website at www.employers.com.

Forward-looking Statements

This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.
Forward-looking statements include statements regarding anticipated future results and can be identified by the fact that they do not relate strictly to historical or current facts. They often include words like "believe”, "expect”, "anticipate”, "estimate" and "intend" or future or conditional verbs such as "will”, "would”, "should”, "could" or "may”. Certain factors that could cause actual results to differ materially from expected results include increased competitive pressures, changes in the interest rate environment, general economic conditions, and legislative and regulatory changes that could adversely affect the business of EMPLOYERS and its subsidiaries.  All subsequent written and oral forward-looking statements attributable to us or individuals acting on our behalf are expressly qualified in their entirety by these cautionary statements.  We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

EMPLOYERS is a service mark and trade name for a group of companies which provides workers’ compensation insurance and services. Insurance is offered through Employers Compensation Insurance Company, except in Nevada, where insurance is offered through Employers Insurance Company of
Nevada. Employers Compensation Insurance Company does not do business in all jurisdictions. For more information please visit www.employers.com.

Copyright © 2007 EMPLOYERS. All rights reserved.

EMPLOYERS℠
America's small business insurance specialist.℠

EIG LISTED NYSE

Contents                                                                                                                                  Page

18

California Rates and Rate Setting

13

Customer Selection

19

Insurance Operations Summary

17

Workers’ Compensation Industry

16

Policy Count

15

Strategic Distribution Partners

14

Focused Marketing and Distribution

12

Focus on Low to Medium Hazard Groups

11

Disciplined Underwriting – Five Basic Elements

Insurance Operations

9

Seasoned Executives with Extensive Experience

8

Expanding Geographic Footprint

7

Strategies

6

Financial Snapshot

5
Key Strengths
4
Overview
Corporate Overview
31-32
Summary
28
29
Mortgage-backed Securities
Capital Management
23
Selected Operating Results
SUMMARY
27
Investment Portfolio
26
Reinsurance Program
25
Underwriting Profitability
24
Earnings and EPS
22
Loss Portfolio Transfer
21
Four Key Elements of our Financial Strength
Financial Results

EMPLOYERS℠

America's small business insurance specialist.℠

EIG
LISTED
NYSE

Corporate Overview

EMPLOYERS℠

America's small business insurance specialist.℠

•

–

–

–

•

•

•

•

•

–

–

–

EIG LISTED NYSE

Overview

Business

Specialty provider of workers’ compensation insurance

18th largest private writer in the U.S.  (1)

8th largest private writer in California (1)

2nd largest writer in Nevada (1)

Geographic

Focused in Western U.S. – direct premiums written as of the second quarter of 2007

70% in California

21% in Nevada

9% in nine other states

Customers

Small businesses in low to medium hazard industries

Distribution through independent agents and strategic partners

31,902 policies in force at 6/30/2007

Average annual policy premium of approximately $11,000

(1)  Based on “One-Year Premium and Loss Study,” U.S., California and Nevada, A.M. Best Company, 2006

EMPLOYERS℠
America's small business insurance specialist.℠

EIG LISTED NYSE

Key Strengths

Established enterprise with 94 year operating history

Focused operations and disciplined underwriting – target an attractive and underserved market segment with growth opportunities

Unique and long-standing strategic distribution relationships

Financial strength and flexibility - strong balance sheet and conservative reserving

Experienced management team with deep knowledge of workers’
compensation

America's small business insurance specialist.℠

EIG
LISTED
NYSE

’02 – ’06 CAGR = 20%

Capital management plans include dividends and share
repurchases

Loss trends and investments are driving net income

Strong growth provides a solid basis for underwriting

Premium growth has reversed due to California rate
decreases

($ million)

Statutory Surplus

Equity Incl. Deferred Gain - LPT

Net Premium Written

Financial Snapshot

93

387

440

418

298

187

82

0

100

200

300

400

500

2002

2003

2004

2005

2006

1st & 2nd

Qtr 2007

655

682

339

431

531
640
224
0
200
400
600
800
2002
2003
2004
2005
2006
3/31/07
6/30/07
’02 – ’06 CAGR = 30%
94
152
73
46
11
23
26
0
40
80
120
160
2002
2003
2004
2005
2006
1st & 2nd
Qtr 2007
’02 – ’06 CAGR = 93%
Net Income Before Loss Portfolio Transfer (LPT)
351
747
607
516
424
790
795
0
200
400
600
800
2002
2003
2004
2005
2006
3/31/07
6/30/07
’02 – ’06 CAGR = 21%

EMPLOYERS℠
America's small business insurance specialist.℠

EIG LISTED NYSE

Strategies

Focus on
Profitability

Target attractive, underserved small business market

Maintain disciplined risk selection, underwriting and
pricing

Pursue
Organic
Growth
Opportunities

Expand in current markets and in our new states

Leverage infrastructure, technology and systems

Utilize existing and new strategic distribution partners

Optimize
Capital
Structure

Invest in operations and manage capital prudently

Return capital to shareholders

Consider opportunistic strategic transactions

EMPLOYERS
America's small business insurance specialist.

2.2%
1.9%
0.9%
3.4%
20.7%
69.8%
California
Nevada
Colorado
Utah
Idaho
Montana
Other

Expanding GeographicFootprint

2000

2002

2006

2007

FL

NM

MD

TX

OK

KS

NE

SD

ND

MT

WY

CO

UT

ID

AZ

NV

WA

CA

OR

KY

ME

NY

PA

MI

NH
MA
CT
VA
WV
OH
IN
IL
NC
TN
SC
AL
AR
LA
MO
IA
MN
WI
GA
MS
VT
NJ
DE
RI
8
NEW STATES
Florida, Oregon,
Texas, Arizona
and Illinois = 1.1%
Direct Premiums Written (%) for six months ended 6/30/07

EMPLOYERS℠
America's small business insurance specialist.℠

EIG
LISTED
NYSE

Seasoned Executives with Extensive Experience

31

EVP, Chief Financial Officer

William E. Yocke

28

SVP, Chief Underwriting Officer

Jeff J. Gans

25

SVP, Chief Claims Officer

Stephen V. Festa

19

SVP, President of Western Region

George Tway

22

SVP, President of Strategic Markets Region

David M. Quezada

16

SVP, President of Pacific Region

T. Hale Johnston

29

President and Chief Operating Officer

Martin J. Welch

22

Chief Executive Officer

Douglas D. Dirks

Experience
(Years)

Title

Name

Average experience of senior operating leadership = 24 years

EMPLOYERS℠

America's small business insurance specialist.℠

EIG
LISTED
NYSE

Insurance Operations

EMPLOYERS℠
America's small business insurance specialist.℠

EIG LISTED NYSE

Disciplined Underwriting

37.9% statutory loss and LAE ratio in 2006

Risk Selection
Expertise

Strong
Underwriting
Culture

Focused
Guidelines and
Consistent
Automated
Approach

Disciplined
Underwriting

Local Knowledge

Pricing of
Individual Risks

Five Basic Elements

America's small business insurance specialist.℠

7%
1%
11%
23%
10%
13%
35%

5%
4%
14%
19%
26%
20%
12%

EIG LISTED NYSE

Focus on Low to Medium Hazard Groups

EMPLOYERS

Focus on low to medium hazard risks allows us to optimize risk selection and pricing adequacy

Hazard Group A

Industry (1)

% of Premiums Written, 12/31/06

12

Hazard Group B

Hazard Group C

Hazard Group D

Hazard Group E

Hazard Group F

Hazard Group G

Hazard Groups A through D

Lower
Risk

Higher
Risk

(1) NCCI 2006 Premium Distribution by Hazard Group (as presented at 2007 Annual Issues Symposium).

Industry = 56%

EMPLOYERS = 82%

Customer Selection

     35.1%

$136,883

Top 10

           1.7

6,458

Automobile

D

           2.0

7,939

Dentists & Dental Surgeons & Clerical

C

           2.3

9,040

Clothing Manufacturers

C

           2.4

9,455

Machine Shops

D

           2.5

9,846

Clerical Office Employees

C

           2.9

11,189

Store: Retail

B

           3.0
11,590
College: Professional Employees & Clerical
B
           4.8
18,854
Store: Wholesale
B

           6.4
24,858
Physicians & Clerical
C
       7.1%
$  27,654
Restaurants
A
Percent of
Total
Direct Premiums
Written (000s)
Class
Hazard
Group
EMPLOYERS further differentiates risks within industry-defined customer classes
Top Ten Classes in 2006

EMPLOYERS℠
America's small business insurance specialist.℠

EIG LISTED NYSE

Focused Marketing and Distribution

Independent Agents and Brokers

PACIFIC REGION

California

In 2006, 44% of direct
premiums written

STRATEGIC REGION

Largely ADP & Wellpoint;
added E-CHX in Qtr 4, 2006

Primarily California today

In 2006, 30% of direct premiums
written

Three business units target customer segments with a focused underwriting approach

WESTERN REGION

Nevada, Colorado, Utah,
Montana, Idaho, Texas,
Arizona, Illinois, Oregon,
Florida

In 2006, 26% of direct
premiums written

Strategic Distribution Partners

EMPLOYERS
America's small business insurance specialist.

ADP
Automatic Data Processing, Inc.

WELLPOINT

EIG LISTED NYSE

Strategic Distribution Partners

Largest payroll services company in the
U.S. with over 450,000 clients

Partner since entering California market
in 2002

Business originated by ADP’s field sales
staff and insurance agency

“Pay-by-Pay” premium collection

Strategic partners expand market reach and produce business with high persistency

15

Largest group health carrier in California

Partner since entering California market
in 2002

Business originated by Wellpoint’s health
insurance agents

Single bill to customers

16

Solid in force policy count growth
continued in the second quarter,
2007

31,902 at 6/30/07

28,294 at 6/30/06

Total increase of 3,608 or
12.8%

In Force Policy Count

Total in force policy count has grown consistently with a 2002 – 2006 CAGR of 6%

23,657

24,967

26,005

27,686

29,742

30,922

31,902

0

5,000

10,000

15,000

20,000

25,000

30,000

35,000

2002

2003

2004

2005

2006

3/31/07

6/30/07

’02 – ’06 CAGR = 6%

America's small business insurance specialist.℠

150%
125%
100%
75%
50%
25%
0%
'96
'97
'98
'99
'00
'01
'02
'03
'04
'05

EIG LISTED NYSE

Workers’ Compensation Industry

Historical Pure Loss Ratio

California

Total U.S.

Source: WCIRB as of 09/30/06 (California); Insurance Information Institute as of 12/31/05 (Total U.S.)

2002: EMPLOYERS
entry into California

EMPLOYERS™

America's small business insurance specialist.℠

EIG
LISTED
NYSE

California Rates and Rate Setting

-  14.2%

July 1, 2007

-  9.5%

January 1, 2007

-65.1%

Cumulative Change

-16.4%

July 1, 2006

-15.3%

January 1, 2006

-18.0%

July 1, 2005

-  2.2%

January 1, 2005

-  7.0%

July 1, 2004

-14.9%

January 1, 2004

Workers’ Compensation Insurance Rating Bureau
(WCIRB) recommended decrease of 11.3%

Insurance Commissioner ordered decrease of 14.2% in
advisory rates

Company’s choice to implement rate changes

Internal analyses are compared to Bureau’s view of the
industry to confirm actual experience

Filed loss cost multipliers (LCMs) account for loss
adjustment, underwriting and commission expenses and
targeted unlevered return of 12% to 13%

Rate deviation plans modify full premium rates based on
individual or group risk characteristics to yield “effective rates”
EMPLOYERS filed a 4.5% decrease premium for
California policies incepting on or after September 15,
2007
Rate filing accepted August, 2007
          Recent Commissioner Ordered
Advisory Pure Premium Changes

EMPLOYERS℠
America's small business insurance specialist.℠

EIG
LISTED
NYSE

High performing insurance operation, built upon four key
elements

A highly focused customer base

A disciplined underwriting culture

An efficient -- and scalable – infrastructure

Strong producer and strategic partner relationships, providing us with:

broader access to markets

enhanced value delivery to our customers

more cost effective production

Insurance Operations Summary

EMPLOYERS℠

America's small business insurance specialist.℠

EIG LISTED NYSE

Financial Results

EMPLOYERS℠
America's small business insurance specialist.℠

EIG LISTED NYSE

Four Key Elements of Our Financial Strength

Surplus of
$640MM

at 12/31/2006

Conservative
Reserving

High Quality
Investment
Portfolio

Catastrophe
Reinsurance
Program

0.6:1 NPW / Surplus
at 12/31/2006

Over 90% fixed maturity
with average rating AA

Coverage up to
$200MM loss

Track record of
reserve strength

America's small business insurance specialist.℠

EIG LISTED NYSE

Loss Portfolio Transfer (LPT)

$ millions

  $602.5

Gain at 6/30/2007

(147.5)

Subsequent Reserve Adjustments

     750

Gain at 1/1/2000

$   775

Consideration

$1,525

Original Reserves Transferred

$2,000

Total Coverage

Contract

$ millions

   $433.9

GAAP: Deferred Reinsurance
Gain – LPT Agreement

  (168.6)

Cumulative Amortization To Date

$602.5

Statutory Surplus Created

Accounting at 6/30/07

Non-recurring transaction with no ongoing cash benefits or charges to current operations

Retroactive 100% quota share reinsurance coverage for all losses occurring prior to 7/1/95

Gain on transaction booked as statutory surplus; deferred and amortized under GAAP

EMPLOYERS℠
America's small business insurance specialist.℠

EIG
LISTED
NYSE

Selected Operating Results

795.5

361.6

2,294.3

3,221.2

149.3

1,695.2

26.2

30.8

19.3

84.1

81.5

$84.6

746.8

303.8

2,307.8

3,195.7

  80.0

1,715.7

    152.2

    171.6

    68.2

  393.0

  387.2

$ 401.8

790.4
   352.0
2,307.2
3,221.2
66.5
1,768.6

    23.3
    27.9
   20.8
  89.8

  93.2
$ 96.5

144.6
Shareholders’ equity

Balance Sheet Data
1,595.8
Total investments
  61.1
Cash and cash equivalents
3,094.2
Total assets
2,350.0
Reserves for loss & LAE
607.0
Equity including LPT deferred gain
   58.7
   137.6
Net Income
   49.5
   93.8
Net Income Before LPT
   40.1
   54.4
Net Investment Income
  173.9
   438.3
Net Earned Premium
  174.7
   439.7
Net Written Premium
$181.0
$ 458.7
Gross Written Premium

Income Statement Data

$ million
December 31
2005            2006
23
Q1
2007
Q2
2007
YTD
2007
Premiums are
declining due to
California rate
decreases
Loss trends and
Investments are
driving net income
While premiums have
declined in California, losses
have also declined
Portfolio re-allocation (equity
sales) in Q4 of 2006 reduced
volatility

America's small business insurance specialist.℠

EIG LISTED NYSE

Earnings and EPS

53,500,722

$ .49

.09

.58

--

--

--

26.2

(4.6)

$30.8

52,832,048

52,155,944

50,000,002

50,000,002

Weighted Average Shares Outstanding, pro forma (2)

$ .94

$ .45

     EPS Before Impacts of the LPT, pro forma (2)

.17

$ 1.11

.97

--

--

49.5

(9.2)

$58.7

.40

EPS for Feb. 5 through the period
--
$3.43
$2.75
GAAP Pro forma EPS – assuming conversion
--
3.04
1.88
EPS (Net Income Before LPT) – assuming
conversion
.08
     EPS attributable to LPT (2)
.53
     EPS for the period
$27.9
$171.6
$137.6
Net Income
(4.6)
(19.4)
(43.8)
Less: LPT Deferred Gain Amortization
23.3
152.2
93.8
Net Income Before LPT
$ million, except per share data
(1)
Based on 50,000,002 shares assumed outstanding before the conversion.
(2)
Pro forma EPS computed using the actual weighted average shares outstanding as of the end of the period.  This includes shares outstanding for the period after the
Company’s IPO and prior to the IPO. Options have been excluded in computing the diluted earnings per share for the period 2/5/07 through 6/30/07 because their inclusion would be anti-dilutive.
(3)
Pro forma EPS computed using the actual weighted average shares outstanding as of 6/30/2007.
December 31
2005            2006
24
Q1
2007
Q2
2007
YTD
2007
(2)
(2)
(3)
(1)
(1)
(1)

(1)

EMPLOYERS℠
America's small business insurance specialist.℠

EIG
LISTED
NYSE

Underwriting Profitability

$36.0

85.7%

26.5%

13.4%

45.8%

5.3%

40.5%

$15.6

90.5%

25.9%

13.1%

51.5%

5.1%

46.4%

$20.4

$107.1

$78.1

Favorable Reserve Development ($ million)

106.4%

26.5%

13.4%

66.5%

5.3%

61.2%

Excluding
reserve
development for
6 mos., 2007 (1)

80.6%

27.0%

13.9%
39.6%
5.4%
34.2%
72.6%
84.9%
Combined Ratio (excl. LPT)
22.3%
16.0%
Underwriting & Other Expense Ratio (3)
12.3%
10.7%
Commission Expense Ratio (3)
37.9%
58.3%
Loss & LAE Ratio (excl. LPT)
4.9%
10.0%
Less: Impact of LPT (2)
33.0%
48.3%
Loss & LAE Ratio
COMBINED RATIO
(GAAP and excluding the LPT)
(1)
Excluding $36 million of favorable development in the first six months of 2007, our loss ratio before the LPT would have been 66.5% and our combined ratio would have been 106.4%.  We target a combined ratio of 100.  The total combined ratio includes three items causing upward pressure: (1) one shock loss requiring additional reserves that may run in excess of $3.5 million; (2) one-time conversion costs; and (3) decreasing earned premium.
(2)
Total deferred gain amortization and LPT reserve adjustment of $43.8 million in 2005, $19.4 million in 2006, $4.6 million in the first and $4.6 million in the second quarters of 2007.
(3)
Our higher expense ratio is largely a function of falling California rates.
Q1
2007
            December 31
           2005        2006
25
Q2
2007
YTD
2007

Retention

$10M xs $10M

Catastrophe per Occurrence

First Excess of Loss Layer

$30M xs $20M

Catastrophe per Occurrence

Second Excess of Loss Layer

$50M xs $50M

Catastrophe per Occurrence

Third Excess of Loss Layer

$50M xs $100M

Catastrophe per Occurrence

Fourth Excess of Loss Layer

$50M xs $150M

Catastrophe per Occurrence

Fifth Excess of Loss Layer

$5M xs $5M

$20M Aggregate

First Excess of Loss Layer

$200M

$ 5M

$10M

$20M

$50M

$100M

$150M

Expires 7/1/08

Priced annually

Includes terrorism, except nuclear,
biological, chemical and radiological
Increased retention to $5.0M
   from $4.0M from previous treaty
Increased total limits by $25.0M from
   previous treaty
Catastrophe Excess of Loss includes
  maximum any one life of $10.0M
Reinsurance Program

EMPLOYERS

America's small business insurance specialist.

Equities
6.4%
Asset-backed Securities
1.6%
U.S. Treasury Securities
7.6%
Commercial Mortgage-backed Securities
2.9%
U.S. Agency Securities
8.3%
Mortgage-backed Securities
11.1%
Corporate Securities
10.9%
Tax-exempt Municipal Securities
51.2%

EIG LISTED NYSE

Investment Portfolio

$1.7 billion of
investment securities

Over 90% AA+ rated

Book yield of 4.3%

Tax equivalent book
yield of 5.3%

Effective duration of
5.68

Outsourced to Conning
Asset Management

Portfolio Mix at 6/30/07

EMPLOYERS℠
America's small business insurance specialist.℠

EIG LISTED NYSE

Mortgage-backed Securities

Approximately 97% of
MBS are agency-backed

Of these:

Fannie Mae =  48%
Freddie Mac = 32%
Ginnie Mae   = 20%

(less than .03% in three fully-
insured securities that could
be defined as sub-prime)

6.4%

107.9

   Equities

100%

1,695.2

TOTAL

1.6%

27.9

   Asset-backed Securities

2.9%

48.9

   Commercial MB Securities

11.1%

187.7

   Mortgage-backed Securities

51.2%

868.0

   Tax-exempt Municipals

10.9%

184.8

   Corporate Securities
8.3%
140.3
   US Agency Securities
7.6%
129.7
   US Treasury Securities
PORTFOLIO at 6/30/07
($ million)
Commercial mortgage-backed
securities are all AAA rated

EMPLOYERS℠
America's small business insurance specialist.℠

EIG LISTED NYSE

Capital Management

$38 million ordinary
dividend capacity
(unassigned surplus at
12/31/2006), plus

$9.7 million in net proceeds
from the IPO, plus

$55 million up-streamed
extraordinary dividend

Greater than $100 million
available cash in 2007

Holding Company
Cash Flow

Strong Capital Position

$790 million GAAP
adjusted equity at
3/31/2007

0.6:1 NPW/surplus at
12/31/2006

No debt

Reserve strength

Our goal is to drive shareholder value through an improving ROE resulting from (i) profitability consistent with historical results, (ii) disciplined growth and (iii) prudent capital management

29

Capital Management
Tools

Shareholder dividends

$0.06 per share
quarterly dividend

Two quarters
declared and paid

$3.2 million Q2, 2007

$3.1 million Q3, 2007

Share repurchase

Up to $75 million in
open market in 2007

135,716 at 6/30/07

1,618,270 at 8/10/07

EMPLOYERS℠

America's small business insurance specialist.℠

EIG LISTED NYSE

Summary

Summary

Established enterprise with 94 year operating history

Focused operations and disciplined underwriting – target an attractive and underserved market segment with growth opportunities

Unique and long-standing strategic distribution relationships

Financial strength and flexibility - strong balance sheet and conservative reserving

Experienced management team with deep knowledge of workers’
compensation

EMPLOYERS℠
America's small business insurance specialist.℠

EMPLOYERS™

EIG
LISTED
NYSE

Douglas D. Dirks
President & Chief Executive Officer
Employers Holdings, Inc.

William E. (Ric) Yocke
Chief Financial Officer
Employers Holdings, Inc.

Martin J. Welch
President and Chief Operating Officer
Employers Insurance Company of Nevada and
Employers Compensation Insurance Company

Analyst Contact:

Vicki Erickson
Vice President, Investor Relations
Employers Holdings, Inc.
(775) 327-2794
verickson@employers.com

9790 Gateway Drive
Reno, NV. 89521-5906
(775) 327-2700

32